UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2011

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.2
EX-99.3

Item 8.01	Other Events.
     On November 4, 2011, Transatlantic Holdings, Inc. (the “Company”) announced the Board of Directors’ recommendation that stockholders reject the revised exchange offer of Validus Holdings, Ltd., as set forth in Amendment No. 17 (“Amendment 17”) to the Solicitation/Recommendation Statement on Schedule 14 D-9, originally filed by the Company on July 28, 2011, and issued a press release relating thereto. Copies of the press release and Amendment 17 are attached hereto as Exhibit 99.1 and Exhibit 99.4, respectively, and are incorporated herein by reference. The Company also disseminated an investor presentation and employee note relating to such matters, copies of which are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.
     Also on November 4, 2011, the Company filed Amendment No. 18 (“Amendment 18”) to the Solicitation/Recommendation Statement on Schedule 14D-9 originally filed by the Company on July 28, 2011. A copy of Amendment 18 is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated November 4, 2011 (incorporated by reference from Exhibit (a)(40) to the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on November 4, 2011).
99.2	Investor presentation of Transatlantic Holdings, Inc. dated November 4, 2011.
99.3	Communication to employees.
99.4	Amendment 17 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on November 4, 2011).
99.5	Amendment 18 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on November 4, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Executive Vice President and General Counsel

Date: November 4, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated November 4, 2011 (incorporated by reference from Exhibit (a)(40) to the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on November 4, 2011).
99.2	Investor presentation of Transatlantic Holdings, Inc. dated November 4, 2011.
99.3	Communication to employees.
99.4	Amendment 17 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on November 4, 2011).
99.5	Amendment 18 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on November 4, 2011).